SCHEDULE 14C INFORMATION

                        Information Statement Pursuant to
                              Section 14(c) of the
                         Securities Exchange Act of 1934

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     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

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                                  eLINEAR, INC.
                                  -------------
                (Name of Registrant as Specified in Its Charter)

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                                   eLINEAR, INC.
                           7240 BRITTMOORE, SUITE 118
                              HOUSTON, TEXAS 77041
                                   __________


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON JUNE 20, 2003
                            12:00 P.M. - CENTRAL TIME

     The Annual Meeting of Shareholders of eLinear, Inc., will be held at our office located at 7240 Brittmoore, Suite 118, Houston, Texas 77041, on June 20, 2003, at 12:00 p.m., Central Time, for the following purposes:

     1.     Election of Directors.  To elect five directors to the Board of
            ---------------------
Directors.

     2.     Approval of 2003 Stock Option Plan.  To approve our 2003 Stock
            ----------------------------------
Option Plan.

     3.     Ratification of Auditors.  To ratify the selection of Gerald R.
            ------------------------
Hendricks & Company, P.C. as our independent accountants for the fiscal year ending December 31, 2003.

     4. To transact any other business that may properly come before the meeting.

     Shareholders of record at the close of business on May 22, 2003 will be entitled to notice of, and to vote at, this meeting.

     The Annual Meeting is a business-only meeting. It will not include any presentations by management. Only shareholders of eLinear may attend the Annual Meeting. Shareholders who own shares registered in their names will be admitted to the meeting upon verification of record share ownership. Shareholders who own shares through banks, brokerage firms, nominees or other account custodians must present proof of beneficial share ownership (such as a brokerage account statement) to be admitted.

By Order of the Board of Directors,



/s/ J. Leonard Ivins
Secretary

Dated: June 2, 2003
Houston, Texas
                                  eLINEAR, INC.
                           7240 BRITTMOORE, SUITE 118
                              HOUSTON, TEXAS 77041

                            _______________________


                              INFORMATION STATEMENT

                      2003 ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 20, 2003

                            _______________________

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.

     Our Board of Directors is providing this information statement for the 2003 Annual Meeting of Shareholders to be held on June 20, 2003 at 12:00 p.m., Central time, at our office located at 7240 Brittmoore, Suite 118, Houston, Texas 77041, and at any adjournments or postponements of the meeting. This information statement and accompanying notice of Annual Meeting are first being mailed to shareholders on or about June 2, 2003.

     This information statement is sent to provide notice to our shareholders of our Annual Meeting. Although, you are welcome to attend the Annual Meeting, we are not requesting that you send us proxies for the meeting. Our current officers and directors hold approximately 93% of our common stock, and have agreed to vote in favor of the nominated directors, in favor of the 2003 Stock Option Plan and in favor of appointing Gerald R. Hendricks & Company, P.C. as our independent auditors for the next fiscal year. As such, these proposals are assured passage.

                       VOTING RIGHTS AND COSTS OF MAILING

     Our common stock is the only type of security entitled to vote at the Annual Meeting. On May 22, 2003, the record date for determination of shareholders entitled to vote at the Annual Meeting, we had 14,190,010 shares of common stock outstanding. Each shareholder of record on May 22, 2003, is entitled to one vote for each share of common stock held by such shareholder on May 22, 2003. Shares of common stock may not be voted cumulatively. All votes will be tabulated by the inspector of election appointed for the meeting. Abstentions and broker non-votes will be treated as shares which are present for purposes of determining the existence of a quorum, but which are not present for purposes of determining whether a proposal has been approved. The term "broker non-vote" refers to shares held by a broker in street name which are present by proxy, but which are not voted on a matter pursuant to rules prohibiting brokers from voting on non-routine matters without instructions from the beneficial owner of the shares. In the event a broker votes on a routine matter, such vote will count as both present and voted for the purposes of determining whether a proposal has been approved.

Quorum Required

     Our Bylaws provide that the holders of a majority of our common stock issued and outstanding and entitled to vote and that are present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.

Votes Required

     PROPOSAL 1. Directors are elected by a plurality of the affirmative votes cast by those shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting. This means the five nominees for director receiving the highest number of affirmative votes will be elected. Abstentions and broker non-votes will not be counted toward a nominee's total. Stockholders may not cumulate votes in the election of directors

     PROPOSAL 2. Approval of our 2003 Stock Option Plan requires the affirmative vote of a majority of those shares present in person, or represented by proxy, and cast either affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes will not be counted as having been voted on the proposal and will have no effect on the proposal.

     PROPOSAL 3. Ratification of the appointment of Gerald R. Hendricks & Company, P.C. as our independent accountants for the fiscal year ending December 31, 2003, requires the affirmative vote of a majority of those shares present in person and cast either affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes will not be counted as having been voted on the proposal and will have no effect on the proposal.

Costs of Information Statement

     We will bear the entire cost of the preparation, assembly, printing and mailing of this information statement. Copies of the information statement will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this material to such beneficial owners. In addition, we may reimburse these persons for their costs of forwarding the material to the beneficial owners.

                              ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

     At the Annual Meeting, five directors will be elected (constituting the entire Board of Directors). Each director is to hold office until the next Annual Meeting or until a successor is elected and qualified. The persons named below have been nominated by the Board of Directors. Four of the nominees are currently serving as directors. All nominees have consented to be named and have indicated their intent to serve if elected. If any nominee should become unavailable for election, you may vote for a substitute nominee or the size of the board may be reduced accordingly, however, the board is not aware of any circumstances likely to make any nominee unavailable for election.

BOARD NOMINEES
--------------

          NAME              AGE                     POSITION
     ----------------       ---       ------------------------------------
     Jon V. Ludwig           31       Chief Executive Officer and Director
     Kevan M. Casey          31       President and Treasurer
     Tommy Allen             39       Senior Vice President and Director
     J. Leonard Ivins        67       Secretary and Director
     Carl A. Chase           53       Director

     Jon V. Ludwig. Mr. Ludwig has served as Chief Executive Officer of the company since November 1, 1999, as Chairman of the Board since December 1999 and as Chief Technology Officer since November 13, 2000. He founded Imagenuity, Inc. in October 1997 and served as its President and Chief Executive Officer from its inception until completion of its merger with a wholly owned subsidiary of the company in December 1999. From November 1996 to October 1997, he was employed by CGI Systems, Inc., a subsidiary of IBM Corporation as a technology consultant and Special Project Manager. From 1994 to November 1996, he was employed by Productivity Point International, a national computer software application training company, as a lead technical instructor.

     Kevan M. Casey. Mr. Casey has served as President of the company since April 16, 2003. He and Mr. Tommy Allen founded NetView Technologies, Inc. in December 2001 and served as its President from its inception until completion of its merger with a wholly owned subsidiary of the company on April 15, 2003. In 1998 he founded United Computing Group and United Consulting Group, a value-added retailer and an information technology consulting firm, where he served as President and Chief Executive Officer. In December 1999, United Computing Group and United Consulting Group (collectively "UCG") were acquired by ClearWorks.net, Inc., where he continued as President of UCG until December 2001. Mr. Casey began his professional career in the information technology industry as a Vice President and shareholder of E-C Computer Technical Services, Inc., a Houston, Texas technology company. Computer Technical Services was acquired by Intelligent Electronics Corporation in 1996, after which Mr. Casey served as Vice President of Intelligent Electronics ("XLSource"), Houston operations. In 1997 XLSource was acquired by GE Capital IT Solutions and Mr. Casey continued as a consultant for GE until leaving in 1998.

     Tommy Allen. Mr. Allen has served as Senior Vice President and a director of the company since April 16, 2003. He and Mr. Casey founded NetView Technologies, Inc. in December 2001 and served as its Secretary and Treasurer from its inception until completion of its merger with a wholly owned subsidiary of the company on April 15, 2003. From 1999 to 2001, Mr. Allen served as Vice President for United Computing Group. From 1996 to 1999, Mr. Allen served as Senior Account Executive for ComputerTech, Inc. Mr. Allen served in a similar position with E-C Computer Technical Services, Inc, from 1994 to 1996. E-C Computer Technical Services, Inc. was ultimately acquired by GE Capital IT Solutions in 1997. Prior to joining E-C Computer Technical Services, Mr. Allen was a Systems Analyst from 1990 to 1994 for Conoco.

     J. Leonard Ivins. Mr. Ivins has served as a director of the company since November 13, 2000, serves as Chairman of the Compensation and of the Corporate Policy and Finance Committees and Corporate Secretary. Since 1995, he has been a private investor. Previously, he was a founder and co-owner of a privately held company that was an FDIC and RTC contractor with $60 million in fee income from 1991 to 1995. From 1979 to 1981, he was a turnaround and workout consultant to small, publicly held oil and gas companies. From 1970 to 1975, he was President of The Woodlands Development Corporation and a director of Mitchell Energy and Development Corp.

     Carl A. Chase. Mr. Chase has been a director of the company since April 16, 2003, and serves as Chairman of the Audit Committee. Since April 2001, Mr. Chase has served as Senior Vice President - Budgets & Controls for Rockport Healthcare Group, Inc., a preferred provider organization ("PPO") for work-related injuries and illnesses. Prior to joining Rockport, Mr. Chase was an independent consultant to Rockport from June 2000 and from August 1999 to May 2000, was Chief Financial Officer of ClearWorks.net, Inc. Mr. Chase also served as Chief Financial Officer of Bannon Energy Incorporated, an independent oil and gas company, from December 1992 to August 1999. Mr. Chase has over 28 years' experience in the areas of finance, accounting and administration with both private and public companies. He has held various positions with both major and independent oil and gas companies where his responsibilities included SEC reporting and compliance, obtaining financing for capital programs, mergers and acquisitions, budgeting and forecasting and policies, procedures and internal controls.

Committees of the Board and Attendance

     The Board of Directors currently has standing Audit and Compensation Committees, which consist of Mr. Ivins and Mr. Chase. The Board of Directors does not have a nominating committee.

     The Audit Committee held four meetings during the last fiscal year, and it is authorized to nominate our independent auditors and to review with the independent auditors the scope and results of the audit engagement. The Audit Committee is also authorized to review and assess our internal controls to evaluate business risk and to ensure compliance with laws and regulations. For further information, see the "Audit Committee Report" on page 9.

     The Compensation Committee, which held three meetings during our last fiscal year, recommends compensation levels for our executive officers and consultants and is authorized to consider and make grants of options pursuant to any approved stock option plan and to administer the plan.

     We held four board meetings during the last fiscal year. Each incumbent director attended at least 75% of all board meetings and meetings of committees of which each director was a member, either in person or by telephone conference calls.

Director Compensation

     Directors who are employees of the company do not receive any compensation for serving as directors. All directors are reimbursed for ordinary and necessary expenses incurred in attending any meeting of the Board of Directors or any committee thereof or otherwise incurred in their capacities as directors. Mr. Ivins has a consulting agreement with us, whereby he receives $2,400 per month, reimbursement for expenses of $450 per month and payment of $200 for each Board of Directors meeting he attends in person. Mr. Ivins' agreement expires on January 15, 2004. Mr. Chase receives no compensation for any Board of Director meetings which he attends.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION OF ALL FIVE NOMINEES TO OUR BOARD OF DIRECTORS.

                     APPROVAL OF THE 2003 STOCK OPTION PLAN
                                  (PROPOSAL 2)

     On April 16, 2003, the Board of Directors adopted the 2003 Stock Option Plan (the "Plan"), which allows for the issuance of up to 1,500,000 stock options to directors, executive officers, employees and consultants of the company who are contributing to our success. In order to remain fully effective, the Plan must be approved by the shareholders prior to April 16, 2004. None of the options granted pursuant to the Plan may be exercised unless and until the Plan is approved by the shareholders. As of May 15, 2003, there were 200,000 incentive stock options granted pursuant to the Plan and 250,000 nonqualified options granted pursuant to the Plan at exercise prices ranging from $.50 to $.55 per share that vest immediately and over a three-year period, subject to shareholder approval of the Plan. Of this amount, 450,000 were issued to officers and a director of the company. As of May 15, 2003, options to purchase 1,150,000 shares were available to be granted pursuant to the Plan.

     The purposes of the Plan are to advance the best interest of our shareholders and to attract, retain and motivate key employees and persons affiliated with us, and provide such persons with additional incentive to further the business, promote the long-term financial success and increase shareholder value by increasing their proprietary interest in our success. The Board of Directors believes the Plan will fulfill these purposes and that the availability of equity incentives under the Plan will be a significant factor in our ability to attract and retain key management personnel who share primary responsibility for our management and growth.

     The following is a summary of the principal features of the Plan, and does not purport to be a complete description of the Plan. A complete copy of the Plan is attached as Exhibit B.

     Eligibility. The Plan is open to key employees, officers, directors and consultants of the company and its affiliates. As of May 15, 2003, approximately 19 employees were eligible for participation in the Plan.

     Changes in the Company's Capital Structure. The Plan will not affect our right to authorize adjustments, recapitalizations, reorganizations or other changes in our capital structure. In the event of an adjustment, recapitalization or reorganization, the award shall be adjusted accordingly. In the event of a merger, consolidation or liquidation, the eligible person will be eligible to receive a like number of shares of stock in the new entity that he or she would have been entitled to if, immediately prior to the merger, he or she had exercised his or her option. In the event of a merger, consolidation or liquidation, all outstanding options may be canceled by the Board of Directors upon written notice to the eligible person and by granting a period in which the options may be exercised.

     Options and Option price. We may grant incentive or nonqualified stock options. The exercise price of incentive options shall not be less than the fair market value on the date of grant. The exercise price for incentive options for 10% or more shareholders shall be not less than 110% of fair market value. The exercise price of nonqualified options shall be determined by the Board.

     Duration. No option may be exercisable after the period of ten years. In the case of a 10% or more shareholder, no incentive option may be exercisable after the expiration of five years.

     Amount exercisable. In the event an eligible person exercises incentive options during the calendar year whose aggregate fair market value exceeds $100,000, the exercise of options over $100,000 will be considered nonqualified stock options.

     Exercise of Options. Options may be exercised by written notice to the Compensation Committee with: (a) cash, certified check, bank draft, or postal or express money order payable to the order of the company for an amount equal to the option price of the shares; or, if approved in advance by the Compensation Committee (b) stock at its fair market value on the date of exercise; (c) an election to make a cashless exercise through a registered broker-dealer; (d) an election to have shares of stock, which otherwise would be issued on exercise, withheld in payment of the exercise price; or (e) any other form of payment which is acceptable to the Compensation Committee.

     Stock appreciation rights or SARs. SARs may be included in each option granted under the Plan. A SAR permits the recipient to surrender that option, or a portion of the part which is exercisable, and receive in exchange an amount equal to the excess of the fair market value of the stock covered by the option, over the exercise price of the stock.

     Termination of Options or SARs. Unless expressly provided in the option or SAR agreement, options or SARs shall terminate three months after an employee's severance of employment with the company other than by death or disability. Unless the option or SAR expires sooner, the option or SAR will expire one year after the death or disability of the eligible person.

     Restricted Stock Awards. The Board may issue shares of stock to an eligible person subject to the terms of a restricted stock agreement. The restricted stock may be issued for no payment by the eligible person or for payment below the fair market value on the date of grant. Restricted stock shall be subject to restrictions as to sale, transfer, alienation, pledge, or other encumbrance and generally will be subject to vesting over a period of time specified in the restricted stock agreement. The Board shall determine the period of vesting, the number of shares, the price, if any, of stock included in a restricted stock award, and the other terms and provisions which are included in a restricted stock agreement.

     Amendment or Termination of the Plan. The Board may amend, terminate or suspend the Plan at any time, in its sole and absolute discretion; provided, however, that no amendment that would increase the number of shares of stock that may be issued under the Plan, or withdraw the administration of the Plan from the Board or Compensation Committee, shall be made without the approval of our shareholders. Subject to the preceding sentence, the Board shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding incentive option as in the opinion of counsel for the company may be necessary or appropriate from time to time to enable any incentive option granted under this Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment.

     Federal Tax Consequences. The following is a brief summary of the tax consequences of the grant and exercise of stock options under the federal income tax laws. This summary does not, among other things, purport to describe state or local tax consequences or to describe all federal income tax consequences.

     Incentive Stock Options and Nonqualified Options. Recipients of incentive options generally are not subject to income tax at the time the option is granted or exercised. However, upon the exercise of any incentive option, any excess of the fair market value of shares received over the exercise price may be subject to the alternative minimum tax. Upon disposition of any shares obtained through the exercise of an incentive option, long-term capital gain or loss will be recognized in an amount equal to the difference between the sales price and the aggregate exercise price, provided that the participant has held the shares for at least one year from the date the incentive option was exercised and at least two years from the date the incentive option was granted. If the participant disposes of the shares within that time period (a "Disqualifying Disposition"), the participant will recognize ordinary income to the extent of the difference between the exercise price and the lesser of the fair market value on the date the incentive option is exercised or the amount realized on the Disqualifying Disposition. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending on the period the shares were held by the participant. We are not entitled to any tax deduction upon either the exercise of any incentive option or upon any subsequent disposition of the shares acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income pursuant to a Disqualifying Disposition.

     A participant receiving nonqualified options does not generally recognize income at the time the option is granted. However, when the option is exercised, the participant will recognize ordinary income equal to the difference between the fair market value of the shares on the exercise date and the exercise price. We receive a tax deduction equal to the amount of ordinary income recognized by the participant. The participant's basis in the shares is equal to the exercise price plus any recognized ordinary income.

     On May 15, 2003, the last sales price of the common stock underlying the grants made pursuant to the Plan, as reported by the OTC Electronic Bulletin Board was $0.51.

     Plan Benefits. The following table sets forth the number of stock options under the Plan granted to our named executive officers, our current executive officers as a group, our current directors who are not executive officers as a group, and all employees other than executive officers as a group.

                          2003 Stock Option Plan
                          ----------------------

Name and position                                          Number of Units
-----------------                                          ---------------

Jon V. Ludwig, Chairman and Chief Executive Officer              --

Kevan M. Casey, President                                     100,000

Tommy Allen, Senior Vice President and Director               100,000

J. Leonard Ivins, Secretary and Director                         --

Carl A. Chase, Director                                       250,000

Executive Group (3 persons)                                   200,000

Non-Executive Director Group (2 persons)                      250,000

Non-Executive Officer Employee Group                             --

                      EQUITY COMPENSATION PLAN INFORMATION

     The following table gives information about the Company's common stock that may be issued upon the exercise of options under its 2000 Stock Option Plan as of December 31, 2002, which has been approved by the Company's shareholders, and under compensation arrangements that were not approved by the Company's shareholders.

                                                                                 Number of Securities
                             Number of Securities                              Remaining Available for
                              To be Issued Upon         Weighted Average        Future Issuance Under
                           Exercise of Outstanding     Exercise Price of         Equity Compensation
                            Options, Warrants and     Outstanding Options,   Plans (Excluding Securities
                                    Rights            Warrants and Rights       Reflected in Column A)
Plan Category                        (A)                      (B)                        (C)
-------------                        ---                      ---                        ---
Equity Compensation Plans
Approved by Security
Holders                                    355,000   $                 2.56                       645,000
Equity Compensation Plans
Not Approved by Security
Holders                                  813,333(1)  $                31.57                         N/A
                           ------------------------------------------------------------------------------
    Total                                1,168,333   $                 5.44                       645,000
                           ==============================================================================

(1) Includes options to purchase 93,333 shares of common stock at $39.38 per share, 545,000 shares of common stock at $2.18 per share and 175,000 shares of common stock at $2.90 per share. All of these options expire in the year 2010.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE 2002 STOCK
                                  OPTION PLAN.

                  APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                                  (PROPOSAL 3)

     The Board of Directors would like the shareholders to ratify the appointment of Gerald R. Hendricks & Company, P.C. ("Hendricks"), as independent auditors for the company for the fiscal year ending December 31, 2003. The engagement of Hendricks for audit services has been approved by the Board of Directors.

     In the event the shareholders do not ratify the appointment of Hendricks as independent auditors for the fiscal year ending December 31, 2003, the Board of Directors will consider the adverse vote as direction to select other auditors for the following year. However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, it is contemplated that the appointment for the current fiscal year will be permitted to stand unless the Board finds other good reason for making a change.

     A representative of Hendricks, our principal accountants for the current fiscal year and the most recently completed fiscal year, is not expected to be present at the Annual Meeting, and will not have the opportunity to make a statement and will be not available to respond to appropriate questions.

Audit Fees

     The aggregate fees billed by Hendricks for professional services rendered for the audit of our annual financial statements for the fiscal year ended December 31, 2002, and for the reviews of the financial statements included in our quarterly reports on Form 10-QSB for that fiscal year were $18,818. The fees billed by Hendricks for professional services rendered for the audit of NetView's annual financial statements for the fiscal year ended December 31, 2002, were $17,123.

Financial Information Systems Design and Implementation Fees

     Hendricks rendered no professional services to us for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2002. All Other Fees

     Other than the services described above under "Audit Fees," for the fiscal year ended December 31, 2002, Hendricks received no other fees.

Change in Independent Accountant

     Effective July 22, 2002, our Board of Directors approved a change in our independent accountant. The independent account who resigned as of July 22, 2002 and had been previously engaged as the principal accountant to audit our financial statements was Aidman, Piser & Company, P.A. ("Aidman, Piser") Aidman, Piser's reports covered the years ended December 31, 2001 and December 31, 2000. The financial statements of the company for the periods reported on by Aidman, Piser did not contain any adverse opinion or disclaimer of opinion, or were qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits of the company's financial statements for the fiscal years ended December 31, 2001 and 2000, and in connection with the subsequent interim period up to the date of dismissal, there were no disagreements with Aidman, Piser on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Aidman, Piser, would have caused Aidman, Piser to make reference to the matter in their report. Aidman, Piser has not reported on financial statements for any subsequent periods after December 31, 2001.

     We have retained the accounting firm of Gerald R. Hendricks & Company, P.C. ("Hendricks") to serve as our independent accountant to audit our financial statements. Prior to its engagement as the company's independent accountant, Hendricks had not been consulted by us either with respect to the application of accounting principles to a specific transaction or the type of audit opinion that might be rendered on the company's financial statements or on any matter that was the subject of any prior disagreement between the company and its previous certifying accountant. Hendricks previously served as our independent accountant and reported on the financial statements of the company for the fiscal years ended December 31, 1999 and 1998. The engagement of Hendricks was effective on July 22, 2002.

     The Company has requested that Aidman, Piser furnish it with a letter addressed to the Commission stating whether it agrees with the above statements.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF GERALD R. HENDRICKS & COMPANY, P.C. AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

                             AUDIT COMMITTEE REPORT

     In accordance with its written charter adopted by the Board of Directors, a copy of which is attached as Exhibit A, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the company. The Audit Committee recommends to the Board of Directors, subject to shareholder approval, the selection of the company's independent accountants. The Audit Committee for the fiscal year ended December 31, 2002 was comprised of Messrs. J. Leonard Ivins, Chairman, and Jon V. Ludwig. Neither Mr. Ivins nor Mr. Ludwig is an independent director as defined by the NASD's listing standards.

     Management is responsible for the company's internal controls. The independent auditors for the company, Gerald R. Hendricks & Company, P.C. ("Hendricks"), are responsible for performing an independent audit of the company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee has general oversight responsibility with respect to financial reporting, and reviews the results and scope of the audit and other services provided by Hendricks.

     The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and Hendricks, nor can the Audit Committee certify that Hendricks is "independent" under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the Audit Committee members in business, financial and accounting matters.

     In this context, the Audit Committee has met and held discussions with management and Hendricks. Management represented to the Audit Committee that the company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and Hendricks. The Audit Committee discussed with Hendricks matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     Hendricks also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Audit Committee discussed with Hendricks their independence.

     Based upon the Audit Committee's discussion with management and Hendricks, and the Audit Committee's review of the representations of management and the report of Hendricks to the Audit Committee, the Audit Committee recommended that the Board of Directors include the company's audited consolidated financial statements in the eLinear, Inc. Annual Report on Form 10-KSB for the year ended December 31, 2002, filed with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors of eLinear, Inc.:

/s/ J. Leonard Ivins, Chairman of the Audit Committee
/s/ Jon V. Ludwig

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     As of May 15, 2003, 14,190,010 shares of our common stock were outstanding. The following table sets forth, as of such date, information with respect to shares beneficially owned by: (a) each person who is known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock, (b) each of our directors and executive officers and (c) all current directors and executive officers as a group.

     Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant or conversion of convertible debt) within sixty (60) days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person's actual voting power at any particular date.

     To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Unless otherwise indicated, the business address of the individuals listed is 7240 Brittmoore, Suite 118, Houston, Texas 77041.

NAME AND ADDRESS OF                          NUMBER OF SHARES       PERCENTAGE OF
BENEFICIAL OWNER                            BENEFICIALLY OWNED   OUTSTANDING SHARES
------------------------------------------------------------------------------------

Jon V. Ludwig                                       879,500 (1)                 6.0%
Kevan M. Casey                                    6,430,989 (2)                45.0%
Tommy Allen                                       6,430,990 (3)                45.0%
J. Leonard Ivins (4)                                515,615 (4)                 3.5%
Carl A. Chase (5)                                    83,335 (5)                 0.6%
All Executive Officers and Directors as a
group (5 persons)                                14,340,429 (6)                93.2%

_______________
(1) Includes options to purchase 425,000 shares of common stock at exercise prices ranging from $0.45 to $2.90 per share expiring from March 31, 2008 to December 29, 2010.
(2) Includes options to purchase 100,000 shares of common stock at an exercise price of $0.55 per share expiring April 16, 2008. These options were granted pursuant to the 2003 Stock Option Plan and will become exercisable only upon approval of the 2003 Stock Option Plan by the shareholders. Also includes 6,430,989 shares held by Mr. Casey's wife.
(3) Includes options to purchase 100,000 shares of common stock at an exercise price of $0.55 per share expiring April 16, 2008. These options were granted pursuant to the 2003 Stock Option Plan and will become exercisable only upon approval of the 2003 Stock Option Plan by the shareholders. Also includes 6,430,990 shares held by Mr. Allen's wife.
(4) Includes options to purchase 490,000 shares of common stock at exercise prices ranging from $0.45 to $3.40 per share expiring from March 31, 2008 to December 29, 2010. Mr. Ivins' business address is 2036 Brentwood Drive, Houston, Texas 77019.
(5) Includes options to purchase 83,335 shares of common stock at an exercise price of $0.50 per share expiring April 16, 2008. These options were granted pursuant to the 2003 Stock Option Plan and will become exercisable only upon approval of the 2003 Stock Option Plan by the shareholders. Mr. Chase's business address is 19311 Puget Lane, Spring, Texas 77388.
(6)  Includes options to purchase 1,198,335 shares of common stock.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the company's directors, executive officers and persons who own beneficially more than ten percent of our common stock, to file reports of ownership and changes of ownership with the SEC. Based solely on the reports received by the company and on written representations from certain reporting persons, we believe that the directors, executive officers and greater than ten percent beneficial owners have complied with all applicable filing requirements, except for Mr. Ivins, who did not timely file two Form 4's reporting two transactions which Form 4's were filed in April 2003.

     Effective April 15, 2003, we completed the acquisition of all of the issued and outstanding shares of NetView Technologies, Inc. ("NetView"). Pursuant to the transaction, we issued an aggregate of 12,961,979 shares to the five shareholders of NetView. The merger was completed by NetView Acquisition Corporation, a wholly owned subsidiary of eLinear, merging with and into NetView, with NetView as the surviving corporation. The merger became effective at the time of filing of the certificate of merger with the Texas Secretary of State, which occurred on April 15, 2003 (the "Effective Date"). As of the Effective Date, NetView became a wholly owned subsidiary of eLinear and NetView Acquisition Corporation ceased its existence. As of April 16, 2003, (a) Tommy Allen and Carl A. Chase joined the Board of Directors of eLinear, and (b) the officers of eLinear are as follows: Jon V. Ludwig - chief executive officer; Kevan M. Casey - president and treasurer, Tommy Allen - executive vice president of sales and assistant treasurer and J/ Leonard Ivins - secretary. In connection with the above transaction, Tommy Allen and Kevan M. Casey now beneficially hold approximately 90% of our voting securities.

Compensation of Executive Officers

     The following table sets forth in summary form the compensation received during each of the last three successive completed fiscal years by our named executive officers:

                              SUMMARY COMPENSATION TABLE

--------------------------------------------------------------------------------------
                                                               LONG TERM COMPENSATION
--------------------------------------------------------------------------------------
                                     ANNUAL COMPENSATION              AWARDS
--------------------------------------------------------------------------------------
                                                                           Securities
                                                        Restricted Stock   Underlying
Name and                               Salary   Bonus        Awards          Options
Principal Position       Fiscal Year    ($)      ($)           ($)             (#)
-----------------------  -----------  --------  ------  -----------------  -----------
Jon V. Ludwig,                  2002  $ 99,600      --                 --           --
Chief Executive Officer         2001  $ 85,326      --                 --      200,000
                                2000  $ 76,300      --                 --      100,000
--------------------------------------------------------------------------------------

Option Issuances

     As of December 31, 2002, incentive stock options to purchase 355,000 shares exercisable at prices ranging from $0.32 to $2.90 per share that vest over a three-year period under the Company's 2000 Stock Option Plan were outstanding. Of this amount, we issued 300,000to an executive officer and a director. As of December 31, 2002, nonqualified stock options to purchase 175,000 shares were granted to an executive officer and a director, exercisable at prices ranging from $1.30 to $2.90 per share and immediately exercisable. As of December 31, 2002, options to purchase 645,000 shares were available to be granted pursuant to the 2000 Stock Option Plan.

     On January 28, 2003, we issued nonqualified stock options to purchase 25,000 shares of common stock, exercisable at $0.45 per share and immediately exercisable, to satisfy a past due payroll accrual for unpaid salary due to Jon
V. Ludwig. On March 31, 2003, we issued nonqualified stock options to purchase 100,000 shares of common stock, exercisable at $0.45 per share that are immediately exercisable to Jon V. Ludwig and nonqualified stock options to purchase 100,000 shares of common stock, exercisable at $0.45 per share that are immediately exercisable to J. Leonard Ivins.

     On April 16, 2003, we issued incentive stock options to purchase 100,000 shares of common stock, exercisable at $0.55 per share that are immediately exercisable to Kevan M. Casey and issued incentive stock options to purchase 100,000 shares of common stock, exercisable at $0.55 per share that are immediately exercisable to Tommy Allen. Also on April 16, 2003, we issued nonqualified stock options to Carl A. Chase to purchase 250,000 shares of common stock, exercisable at $0.50 per share, of which 83,335 vested immediately with the remaining vesting over a three-year period. All of these issuances were under our 2003 Stock Option Plan. These issuances are subject to shareholder approval of the 2003 Stock Option Plan.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                 Shares
                Acquired             Number of Securities        Value of Unexercised
                   on      Value    Underlying Unexercised           In-the-Money
                Exercise  Realized     Options at FY-End          Options at FY-End
  Name            (#)       ($)               (#)                        ($)
-----------------------------------------------------------------------------------------
                                   Exercisable  Unexercisable  Exercisable  Unexercisable
                                   -----------  -------------  -----------  -------------

Jon V. Ludwig         --       --      200,000        100,000         --               --

     The closing price of our common stock as of the end of the fiscal year ended December 31, 2002, was $0.45 per share. Since the exercise prices of the options listed above are $2.18, $2.90 and $3.40 per share, the options were not in-the-money as of the end of our fiscal year, and no value is set forth in the above table under Securities and Exchange Commission rules.

Employment Contracts and Termination of Employment and Change-in-Control Agreements

     We have entered into identical employment agreements with Messrs. Jon V. Ludwig, Kevan M. Casey and Tommy Allen. Under the terms of the agreements, they are to receive as compensation a monthly salary of $8,000, a quarterly retention bonus of $3,000 and additional monthly compensation to cover auto expenses and the cost home office expenses totaling $1,000 per month. The agreements are terminable with fourteen (14) days written notice with no additional compensation due upon termination.

Certain Relationships and Related Transactions

     Mr. Ivins has a consulting agreement with us, whereby he receives $2,400 per month, reimbursement for expenses of $450 per month and payment of $200 for each Board of Directors meeting he attends in person. Mr. Ivins' agreement expires January 15, 2004.

                  SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

     Under Rule 14a-8 of the Exchange Act, proposals that shareholders intend to have included in our information statement or proxy statement and form of proxy, if applicable, for our next annual meeting must be received no later than June 2, 2004. Moreover, with respect to any proposal by a shareholder not seeking to have the proposal included in the information statement or proxy statement but seeking to have the proposal considered at our next annual meeting, such shareholder must provide written notice of such proposal to our Secretary at our principal executive offices by April 16, 2004. With respect to a proposal not to be included in the information statement or proxy statement, in the event notice is not timely given, the persons who are appointed as proxies may exercise their discretionary voting authority with respect to such proposals, if the proposal is considered at our next annual meeting, even if the shareholders have not been advised of the proposal. In addition, shareholders must comply in all respects with the rules and regulations of the Securities and Exchange Commission then in effect and the procedural requirements of our Bylaws.

                                  ANNUAL REPORT

     We have provided a copy of our Annual Report on Form 10-KSB with this information statement. We will provide exhibits to the Annual Report on Form 10-KSB upon request. Please send any such requests to eLinear, Inc., 7240 Brittmoore, Suite 118, Houston, Texas 77041, Attention: Secretary.

                                  OTHER MATTERS

     The Board knows of no other business to come before the Annual Meeting.


                                              By Order of the Board of Directors




                                              /s/ J. Leonard Ivins
                                              Secretary
Houston, Texas
June 2, 2003

                                    EXHIBIT A

                             AUDIT COMMITTEE CHARTER
                                       OF
                                  ELINEAR, INC.


     The Audit Committee is a committee of the board of directors of eLinear Group, Inc. ("eLinear"). Its primary function is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls which management and the Board of Directors have established, and the audit process.

In meeting its responsibilities, the audit committee is expected to:

1. Provide an open avenue of communication between the independent accountant and the Board of Directors.

2.   Review and update the committee's charter annually.

3 Recommend to the Board of Directors the independent accountants to be nominated, approve the compensation of the independent accountant and review and approve the discharge of the independent accountants.

4. Confirm and assure the independence of the independent accountant, including a review of management consulting services and related fees provided by the independent accountant.

5. Inquire of management and the independent accountant about significant risks or exposures and assess the steps management has taken to minimize such risk to eLinear.

6. Consider, in consultation with the independent accountant, the audit scope and plan of the independent accountant.

7. Consider with management and the independent accountant the rationale for employing audit firms other than the principal independent accountant.

8. Review with the independent accountant the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts and the effective use of audit resources.

9.   Consider and review with the independent accountant:

     (a) The adequacy of the company's internal controls including computerized information system controls and security.

     (b) Any related significant findings and recommendations of the independent accountant and internal auditing together with management's responses thereto.

10. Review with management and the independent accountant at the completion of the annual examination.

     (a)  eLinear's annual financial statements and related footnotes.

     (b) The independent accountant's audit of the financial statements and his or her report thereon.

     (c) Any significant changes required in the independent accountant's audit plan.

     (d) Any serious difficulties or disputes with management encountered during the course of the audit.

     (e) Other matters related to the conduct of the audit which are to be communicated to the committee under generally accepted auditing standards.

11. Review filings with the Securities and Exchange Commission ("SEC") and other published documents containing eLinear's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

12. Review with management and the independent accountant, the interim financial report before it is filed with the SEC or other regulators.

13. Review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets and consider the results of any review of these areas by the independent accountant.

14. Review with the independent accountant the results of their review of eLinear's monitoring compliance with its code of conduct.

15. Review legal and regulatory matters that may have a material impact on the financial statements, related compliance policies, and programs and reports received from regulators.

16. Meet with the independent accountant and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately with the Audit Committee.

17. Report committee actions to the Board of Directors with such recommendations as the committee may deem appropriate.

18. Prepare a letter for inclusion in the annual report that describes the committee's composition and responsibilities, and how they were discharged.

19. The Audit Committee shall have the power to conduct or authorize investigations into any matters within the committee's scope of responsibilities. The committee shall be empowered to retain independent counsel, accountants, or others to assist in the conduct of any investigation.

20. The committee shall meet at least four times per year or more frequently as circumstances require. The committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

21. The committee will perform such other functions as assigned by law, eLinear's charter or bylaws, or the Board of Directors.

     Audit Committee members and the committee chairman shall be designated by the full Board of Directors.

     The duties and responsibilities of a member of the Audit Committee are in addition to those duties set out for a member of the Board of Directors.

                                    EXHIBIT B

                                  ELINEAR, INC.
                             2003 STOCK OPTION PLAN

                                ARTICLE I - PLAN

     1.1     PURPOSE.  This  Plan  is  a  plan  for  key  employees,  officers,
             --------
directors, and consultants of the Company and its Affiliates and is intended to advance the best interests of the Company, its Affiliates, and its stockholders by providing those persons who have substantial responsibility for the management and growth of the Company and its Affiliates with additional incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in the employ of the Company or any of its Affiliates.

     1.2     RULE  16B-3  PLAN.  The  Company  is  subject  to  the  reporting
             -----------------
requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and therefore the Plan is intended to comply with all applicable conditions of Rule 16b-3 (and all subsequent revisions thereof) promulgated under the 1934 Act. To the extent any provision of the Plan or action by the Board of Directors or Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. In addition, the Board of Directors may amend the Plan from time to time, as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 without the consent of the shareholders of the Company.

     1.3     EFFECTIVE  DATE  OF  PLAN.  The  Plan  shall be effective April 16,
             -------------------------
2003 (the "Effective Date"), provided that the Plan shall have been approved by at least a majority vote of stockholders voting in person or by proxy at a duly held stockholders' meeting within one year of such date. No Incentive Option, Nonqualified Option, Stock Appreciation Right, or Restricted Stock Award shall be granted pursuant to the Plan ten years after the Effective Date.

                            ARTICLE II - DEFINITIONS

     The words and phrases defined in this Article shall have the meaning set out in these definitions throughout this Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower, or different meaning.

     2.1 "Affiliate" means any subsidiary corporation. The term "subsidiary corporation" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

     2.2     "Award"  means  each  of  the  following  granted  under this Plan:
Incentive Option, Nonqualified Option, Stock Appreciation Right, or Restricted Stock Award.

     2.3     "Board  of  Directors" means the board of directors of the Company.

     2.4     "Code"  means  the  Internal  Revenue  Code  of  1986,  as amended.

     2.5 "Committee" means the Compensation Committee of the Board of Directors or such other committee designated by the Board of Directors or the entire Board of Directors. It is intended that the Committee shall be comprised solely of at least two members who are both Non-Employee Directors and Outside Directors; provided, however, that until such time as two such Directors are available to serve in such roles, the failure to meet this requirement shall not effect the validity of any grants under this Plan.

     2.6     "Company"  means  eLinear,  Inc.,  a  Delaware  corporation.

     2.7 "Consultant" means any person, including an advisor, engaged by the Company or Affiliate to render services and who is compensated for such services.

     2.8 "Non-Employee Director" means that term as defined in Rule 16b-3 under the 1934 Act.

     2.9 "Eligible Persons" shall mean, with respect to the Plan, those persons who, at the time that an Award is granted, are (i) Employees and all other key personnel, including officers and directors, of the Company or Affiliate, or (ii) Consultants or independent contractors who provide valuable services to the Company or Affiliate as determined by the Committee.

     2.10 "Employee" means a person employed by the Company or any Affiliate to whom an Award is granted.

     2.11 "Fair Market Value" of the Stock as of any date means (a) the average of the high and low sale prices of the Stock on that date on the principal securities exchange on which the Stock is listed; or (b) if the Stock is not listed on a securities exchange, the average of the high and low sale prices of the Stock on that date as reported on the NASDAQ; or (c) if the Stock is not listed on the NASDAQ, the average of the high and low bid quotations for the Stock on that date as reported by the National Quotation Bureau Incorporated; or (d) if none of the foregoing is applicable, an amount at the election of the Committee equal to (x), the average between the closing bid and ask prices per share of Stock on the last preceding date on which those prices were reported or (y) that amount as determined by the Committee in good faith.

     2.12 "Incentive Option" means an option to purchase Stock granted under this Plan which is designated as an "Incentive Option" and satisfies the requirements of Section 422 of the Code.

     2.13 "Nonqualified Option" means an option to purchase Stock granted under this Plan other than an Incentive Option.

     2.14 "Option" means both an Incentive Option and a Nonqualified Option granted under this Plan to purchase shares of Stock.

     2.15 "Option Agreement" means the written agreement by and between the Company and an Eligible Person, which sets out the terms of an Option.

     2.16 "Outside Director" shall mean a member of the Board of Directors serving on the Committee who satisfies Section 162(m) of the Code.

     2.17 "Plan" means the eLinear, Inc. 2003 Stock Option Plan, as set out in this document and as it may be amended from time to time.

     2.18     "Plan  Year"  means  the  Company's  fiscal  year.

     2.19 "Restricted Stock" means Stock awarded or purchased under a Restricted Stock Agreement entered into pursuant to this Plan, together with (i) all rights, warranties or similar items attached or accruing thereto or represented by the certificate representing the stock and (ii) any stock or securities into which or for which the stock is thereafter converted or exchanged. The terms and conditions of the Restricted Stock Agreement shall be determined by the Committee consistent with the terms of the Plan.

     2.20 "Restricted Stock Agreement" means an agreement between the Company or any Affiliate and the Eligible Person pursuant to which the Eligible Person receives a Restricted Stock Award subject to this Plan.

     2.21     "Restricted  Stock  Award"  means  an  Award  of Restricted Stock.

     2.22 "Restricted Stock Purchase Price" means the purchase price, if any, per share of Restricted Stock subject to an Award. The Committee shall determine the Restricted Stock Purchase Price. It may be greater than or less than the Fair Market Value of the Stock on the date of the Stock Award.

      2.23 "Stock" means the common stock of the Company, $.02 par value, or, in the event that the outstanding shares of common stock are later changed into or exchanged for a different class of stock or securities of the Company or another corporation, that other stock or security.

     2.24 "Stock Appreciation Right" and "SAR" means the right to receive the difference between the Fair Market Value of a share of Stock on the grant date and the Fair Market Value of the share of Stock on the exercise date.

     2.25 "10% Stockholder" means an individual who, at the time the Option is granted, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate. An individual shall be considered as owning the Stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries.

                            ARTICLE III - ELIGIBILITY

     The individuals who shall be eligible to receive Awards shall be those Eligible Persons of the Company or any of its Affiliates as the Committee shall determine from time to time. The Board of Directors of Directors may designate one or more individuals who shall not be eligible to receive any Award under this Plan or under other similar plans of the Company.

               ARTICLE IV - GENERAL PROVISIONS RELATING TO AWARDS

     4.1     AUTHORITY  TO  GRANT  AWARDS.   The  Committee  may  grant to those
             -----------------------------
Eligible Persons of the Company or any of its Affiliates, as it shall from time to time determine, Awards under the terms and conditions of this Plan. The Committee shall determine subject only to any applicable limitations set out in this Plan, the number of shares of Stock to be covered by any Award to be granted to an Eligible Person.

     4.2     DEDICATED  SHARES.   The  total  number  of  shares  of  Stock with
             ------------------
respect to which Awards may be granted under the Plan shall be 1,500,000 shares. The shares may be treasury shares or authorized but unissued shares. The number of shares stated in this Section 4.2 shall be subject to adjustment in accordance with the provisions of Section 4.5. In the event that any outstanding Award shall expire or terminate for any reason or any Award is surrendered, the shares of Stock allocable to the unexercised portion of that Award may again be subject to an Award under the Plan.

     4.3     NON-TRANSFERABILITY.  Awards  shall  not  be  transferable  by  the
             -------------------
Eligible Person otherwise than by will or under the laws of descent and distribution, and shall be exercisable, during the Eligible Person's lifetime, only by him. Restricted Stock shall be purchased by and/or become vested under a Restricted Stock Agreement during the Eligible Person's lifetime, only by him. Any attempt to transfer an Award other than under the terms of the Plan and the Agreement shall terminate the Award and all rights of the Eligible Person to that Award.

     4.4     REQUIREMENTS  OF LAW.  The Company shall not be required to sell or
             --------------------
issue any Stock under any Award if issuing that Stock would constitute or result in a violation by the Eligible Person or the Company of any provision of any law, statute, or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option or pursuant to any Award, the Company shall not be required to issue any Stock unless the Committee has received evidence satisfactory to it to the effect that the holder of that Option or Award will not transfer the Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Committee on this matter shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any Stock covered by this Plan pursuant to applicable securities laws of any country or any political subdivision. In the event the Stock issuable on exercise of an Option or pursuant to an Award is not registered, the Company may imprint on the certificate evidencing the Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or vesting under an Award, or the issuance of shares pursuant thereto, to comply with any law or regulation of any governmental authority.

     4.5     CHANGES  IN  THE  COMPANY'S  CAPITAL  STRUCTURE.
             ------------------------------------------------

     (a) The existence of outstanding Options or Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or its rights, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a Stock dividend, or other increase or reduction of the number of shares of the Stock outstanding, without receiving compensation for it in money, services or property, then (a) the number, class, and per share price of shares of Stock subject to outstanding Options under this Plan shall be appropriately adjusted in such a manner as to entitle an Eligible Person to receive upon exercise of an Option, for the same aggregate cash consideration, the equivalent total number and class of shares he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment; and (b) the number and class of shares of Stock then reserved to be issued under the Plan shall be adjusted by substituting for the total number and class of shares of Stock then reserved, that number and class of shares of Stock that would have been received by the owner of an equal number of outstanding shares of each class of Stock as the result of the event requiring the adjustment.

     (b) If the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or if the Company is liquidated or sells or otherwise disposes of substantially all its assets while unexercised Options remain outstanding under this Plan (each of the foregoing referred to as a "Corporate Transaction"):

     (i) Subject to the provisions of clause (ii) below, in the event of such a Corporate Transaction, any unexercised Options shall automatically accelerate so that they shall, immediately prior to the specified effective date for the Corporate Transaction become 100% vested and exercisable; provided, however, that any unexercised Options shall not accelerate, as described above, if and to the extent such Option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof (the "Successor Corporation") or to be replaced with a comparable award for the purchase of shares of the capital stock of the Successor Corporation. Whether or not any unexercised Option is assumed or replaced shall be determined by the Company and the Successor Corporation in connection with the Corporate
Transaction. The Board of Directors shall make the determination of what constitutes a comparable award to the unexercised Option, and its determination shall be conclusive and binding. The unexercised Option shall terminate and cease to remain outstanding immediately following the consummation of the Corporate Transaction, except to the extent assumed by the Successor Corporation.

     (ii) All outstanding Options may be canceled by the Board of Directors as of the effective date of any Corporate Transaction, if (i) notice of cancellation shall be given to each holder of an Option and (ii) each holder of an Option shall have the right to exercise that Option in full (without regard to any limitations set out in or imposed under this Plan or the Option Agreement granting that Option) during a period set by the Board of Directors preceding the effective date of the Corporate Transaction and, if in the event all outstanding Options may not be exercised in full under applicable securities laws without registration of the shares of Stock issuable on exercise of the Options, the Board of Directors may limit the exercise of the Options to the number of shares of Stock, if any, as may be issued without registration. The method of choosing which Options may be exercised, and the number of shares of Stock for which Options may be exercised, shall be solely within the discretion of the Board of Directors.

     (c) In each situation described in this Section 4.5, the Committee will make similar adjustments, as appropriate, in outstanding Stock Appreciation Rights.

     (d) The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion of shares or obligations of the Company convertible into shares or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class, or price of shares of Stock then subject to outstanding Awards.

     4.6     ELECTION UNDER SECTION 83(b) OF THE CODE.  No Eligible Person shall
             ----------------------------------------
exercise the election permitted under Section 83(b) of the Code without written approval of the Committee. Any Eligible Person doing so shall forfeit all Awards issued to him under this Plan.

                ARTICLE V - OPTIONS AND STOCK APPRECIATION RIGHTS

     5.1     TYPE  OF  OPTION.  The Committee shall specify at the time of grant
             ----------------
whether a given Option shall constitute an Incentive Option or a Nonqualified Option. Incentive Stock Options may only be granted to Employees.

     5.2     OPTION  PRICE.  The  price at which Stock may be purchased under an
             -------------
Incentive Option shall not be less than the greater of: (a) 100% of the Fair Market Value of the shares of Stock on the date the Option is granted or (b) the aggregate par value of the shares of Stock on the date the Option is granted. The Committee in its discretion may provide that the price at which shares of Stock may be purchased under an Incentive Option shall be more than 100% of Fair Market Value. In the case of any 10% Stockholder, the price at which shares of Stock may be purchased under an Incentive Option shall not be less than 110% of the Fair Market Value of the Stock on the date the Incentive Option is granted. The price at which shares of Stock may be purchased under a Nonqualified Option shall be such price as shall be determined by the Committee in its sole discretion but in no event lower than the par value of the shares of Stock on the date the Option is granted.

     5.3     DURATION  OF  OPTIONS  AND  SARS.  No  Option  or  SAR  shall  be
             --------------------------------
exercisable after the expiration of ten (10) years from the date the Option or SAR is granted. In the case of a 10% Stockholder, no Incentive Option shall be exercisable after the expiration of five (5) years from the date the Incentive Option is granted.

     5.4     AMOUNT  EXERCISABLE  --  INCENTIVE  OPTIONS.   Each  Option  may be
             --------------------------------------------
exercised from time to time, in whole or in part, in the manner and subject to the conditions the Committee, in its sole discretion, may provide in the Option Agreement, as long as the Option is valid and outstanding. To the extent that the aggregate Fair Market Value (determined as of the time an Incentive Option is granted) of the Stock with respect to which Incentive Options first become exercisable by the optionee during any calendar year (under this Plan and any other incentive stock option plan(s) of the Company or any Affiliate) exceeds $100,000, the portion in excess of $100,000 of the Incentive Option shall be treated as a Nonqualified Option. In making this determination, Incentive
Options  shall  be  taken  into account in the order in which they were granted.

     5.5     EXERCISE  OF  OPTIONS.  Each  Option  shall  be  exercised  by  the
             ---------------------
delivery of written notice to the Committee setting forth the number of shares of Stock with respect to which the Option is to be exercised, together with:

     (a) cash, certified check, bank draft, or postal or express money order payable to the order of the Company for an amount equal to the option price of the shares;

     (b) stock at its Fair Market Value on the date of exercise (if approved in advance in writing by the Committee);

     (c) an election to make a cashless exercise through a registered broker-dealer (if approved in advance in writing by the Committee);

     (d) an election to have shares of Stock, which otherwise would be issued on exercise, withheld in payment of the exercise price (if approved in advance in writing by the Committee); and/or

     (e)     any  other  form  of  payment which is acceptable to the Committee.

     As promptly as practicable after receipt of written notification and payment, the Company shall deliver to the Eligible Person certificates for the number of shares with respect to which the Option has been exercised, issued in the Eligible Person's name. If shares of Stock are used in payment, the aggregate Fair Market Value of the shares of Stock tendered must be equal to or less than the aggregate exercise price of the shares being purchased upon exercise of the Option, and any difference must be paid by cash, certified check, bank draft, or postal or express money order payable to the order of the Company. Delivery of the shares shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the Eligible Person, at the address specified by the Eligible Person.

     Whenever an Option is exercised by exchanging shares of Stock owned by the Eligible Person, the Eligible Person shall deliver to the Company certificates registered in the name of the Eligible Person representing a number of shares of Stock legally and beneficially owned by the Eligible Person, free of all liens, claims, and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by the certificates (with signature guaranteed by a commercial bank or trust company or by a brokerage firm having a membership on a registered national stock exchange). The delivery of certificates upon the exercise of Options is subject to the condition that the person exercising the Option provides the Company with the information the Company might reasonably request pertaining to exercise, sale or other disposition.

     5.6     STOCK  APPRECIATION RIGHTS.  All Eligible Persons shall be eligible
             --------------------------
to receive Stock Appreciation Rights. The Committee shall determine the SAR to be awarded from time to time to any Eligible Person. The grant of a SAR to be awarded from time to time shall neither entitle such person to, nor disqualify such person from, participation in any other grant of awards by the Company, whether under this Plan or any other plan of the Company. If granted as a stand-alone SAR Award, the terms of the Award shall be provided in a Stock Appreciation Rights Agreement.

     5.7     STOCK  APPRECIATION  RIGHTS  IN  TANDEM  WITH  OPTIONS.  Stock
             ------------------------------------------------------
Appreciation Rights may, at the discretion of the Committee, be included in each Option granted under the Plan to permit the holder of an Option to surrender that Option, or a portion of the part which is then exercisable, and receive in exchange, upon the conditions and limitations set by the Committee, an amount equal to the excess of the Fair Market Value of the Stock covered by the Option, or the portion of it that was surrendered, determined as of the date of surrender, over the aggregate exercise price of the Stock. In the event of the surrender of an Option, or a portion of it, to exercise the Stock Appreciation Rights, the shares represented by the Option or that part of it which is surrendered, shall not be available for reissuance under the Plan. Each Stock
Appreciation Right issued in tandem with an Option (a) will expire not later than the expiration of the underlying Option, (b) may be for no more than 100% of the difference between the exercise price of the underlying Option and the Fair Market Value of a share of Stock at the time the Stock Appreciation Right is exercised, (c) is transferable only when the underlying Option is transferable, and under the same conditions, and (d) may be exercised only when the underlying Option is eligible to be exercised.

     5.8     CONDITIONS  OF  STOCK  APPRECIATION RIGHTS.  All Stock Appreciation
             ------------------------------------------
Rights shall be subject to such terms, conditions, restrictions or limitations as the Committee deems appropriate, including by way of illustration but not by way of limitation, restrictions on transferability, requirement of continued employment, individual performance, financial performance of the Company, or payment of any applicable employment or withholding taxes.

     5.9     PAYMENT  OF  STOCK  APPRECIATION  RIGHTS.  The amount of payment to
             ----------------------------------------
which the Eligible Person who reserves an SAR shall be entitled upon the exercise of each SAR shall be equal to the amount, if any by which the Fair Market Value of the specified shares of Stock on the exercise date exceeds the Fair Market Value of the specified shares of Stock on the date of grant of the SAR. The SAR shall be paid in either cash or Stock, as determined in the discretion of the Committee as set forth in the SAR agreement. If the payment is in Stock, the number of shares to be paid shall be determined by dividing the amount of such payment by the Fair Market Value of Stock on the exercise date of such SAR.

     5.10     EXERCISE  ON  TERMINATION  OF  EMPLOYMENT.  Unless it is expressly
              -----------------------------------------
provided otherwise in the Option or SAR agreement, Options and SAR's granted to Employees shall terminate three months after severance of employment of the Employee from the Company and all Affiliates for any reason, with or without cause, other than death, retirement under the then established rules of the Company, or severance for disability. The Committee shall determine whether authorized leave of absence or absence on military or government service shall constitute severance of the employment of the Employee at that time.

     5.11     DEATH.  If,  before  the  expiration  of  an  Option  or  SAR, the
              -----
Eligible Person, whether in the employ of the Company or after he has retired or was severed for disability, or otherwise dies, the Option or SAR shall continue until the earlier of the Option's or SAR's expiration date or one year following the date of his death, unless it is expressly provided otherwise in the Option or SAR agreement. After the death of the Eligible Person, his executors, administrators, or any persons to whom his Option or SAR may be transferred by will or by the laws of descent and distribution shall have the right, at any time prior to the Option's or SAR's expiration or termination, whichever is earlier, to exercise it, to the extent to which he was entitled to exercise it immediately prior to his death, unless it is expressly provided otherwise in the Option or SAR's agreement.

     5.12     RETIREMENT.  Unless  it  is  expressly  provided  otherwise in the
              ----------
Option or SAR Agreement, before the expiration of an Option or SAR, the Employee shall be retired in good standing from the employ of the Company under the then established rules of the Company, the Option or SAR shall continue until the earlier of the Option's or SAR's expiration date or six months following the date of his retirement, unless it is expressly provided otherwise in the Option or SAR agreement.

     5.13     DISABILITY.  If,  before  the  expiration of an Option or SAR, the
              ----------
Employee shall be severed from the employ of the Company for disability, the Option or SAR shall terminate on the earlier of the Option's or SAR's expiration date or one year after the date he was severed because of disability, unless it is expressly provided otherwise in the Option or SAR agreement.

     5.14     SUBSTITUTION OPTIONS.  Options may be granted under this Plan from
              --------------------
time to time in substitution for stock options held by employees of other corporations who are about to become employees of or affiliated with the Company or any Affiliate as the result of a merger or consolidation of the employing corporation with the Company or any Affiliate, or the acquisition by the Company or any Affiliate of the assets of the employing corporation, or the acquisition by the Company or any Affiliate of stock of the employing corporation as the result of which it becomes an Affiliate of the Company. The terms and conditions of the substitute Options granted may vary from the terms and conditions set out in this Plan to the extent the Committee, at the time of grant, may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted.

     5.15     NO  RIGHTS  AS  STOCKHOLDER.  No  Eligible  Person  shall have any
              ---------------------------
rights as a stockholder with respect to Stock covered by his Option until the date a stock certificate is issued for the Stock.

                              ARTICLE VI - AWARDS

     6.1     RESTRICTED  STOCK  AWARDS.  The Committee may issue shares of Stock
             --------------------------
to an Eligible Person subject to the terms of a Restricted Stock Agreement. The Restricted Stock may be issued for no payment by the Eligible Person or for a payment below the Fair Market Value on the date of grant. Restricted Stock shall be subject to restrictions as to sale, transfer, alienation, pledge or other encumbrance and generally will be subject to vesting over a period of time specified in the Restricted Stock Agreement. The Committee shall determine the period of vesting, the number of shares, the price, if any, of Stock included in a Restricted Stock Award, and the other terms and provisions which are included in a Restricted Stock Agreement.

     6.2     RESTRICTIONS.  Restricted  Stock  shall be subject to the terms and
             ------------
conditions as determined by the Committee, including without limitation, any or all of the following:

     (a) a prohibition against the sale, transfer, alienation, pledge, or other encumbrance of the shares of Restricted Stock, such prohibition to lapse
(i) at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability, or retirement of the holder of such shares, or otherwise);

     (b) a requirement that the holder of shares of Restricted Stock forfeit, or in the case of shares sold to an Eligible Person, resell back to the Company at his cost, all or a part of such shares in the event of termination of the Eligible Person's employment during any period in which the shares remain subject to restrictions;

     (c) a prohibition against employment of the holder of Restricted Stock by any competitor of the Company or its Affiliates, or against such holder's dissemination of any secret or confidential information belonging to the Company or an Affiliate;

     (d) unless stated otherwise in the Restricted Stock Agreement, (i) if restrictions remain at the time of severance of employment with the Company and all Affiliates, other than for reason of disability or death, the Restricted Stock shall be forfeited; and (ii) if severance of employment is by reason of disability or death, the restrictions on the shares shall lapse and the Eligible Person or his heirs or estate shall be 100% vested in the shares subject to the Restricted Stock Agreement.

     6.3     STOCK CERTIFICATE.   Shares of Restricted Stock shall be registered
             ------------------
in the name of the Eligible Person receiving the Restricted Stock Award and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:

     "The transferability of this certificate and the shares of Stock represented by it is restricted by and subject to the terms and conditions (including conditions of forfeiture) contained in the eLinear, Inc., 2003 Stock Option Plan, and an agreement entered into between the registered owner and the Company. A copy of the Plan and agreement is on file in the office of the Secretary of the Company."

     6.4     RIGHTS  AS STOCKHOLDER.  Subject to the terms and conditions of the
             ----------------------
Plan and unless otherwise provided in the Restricted Stock Award agreement, each Eligible Person receiving a certificate for Restricted Stock shall have all the rights of a stockholder with respect to the shares of Stock included in the Restricted Stock Award during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Dividends paid with respect to shares of Restricted Stock in cash or property other than Stock in the Company or rights to acquire stock in the Company shall be paid to the Eligible Person currently. Dividends paid in Stock in the Company or rights to acquire Stock in the Company shall be added to and become a part of the Restricted Stock.

     6.5     LAPSE  OF RESTRICTIONS.  At the end of the time period during which
             ----------------------
any shares of Restricted Stock are subject to forfeiture and restrictions on sale, transfer, alienation, pledge, or other encumbrance, such shares shall vest and will be delivered in a certificate, free of all restrictions, to the Eligible Person or to the Eligible Person's legal representative, beneficiary or heir; provided the certificate shall bear such legend, if any, as the Committee determines is reasonably required by applicable law. By accepting a Stock Award and executing a Restricted Stock Agreement, the Eligible Person agrees to remit when due any federal and state income and employment taxes required to be withheld.

     6.6     RESTRICTION  PERIOD.  No  Restricted  Stock  Award  may provide for
             -------------------
restrictions continuing beyond ten (10) years from the date of grant.

                          ARTICLE VII - ADMINISTRATION

     The Committee shall administer the Plan. All questions of interpretation and application of the Plan and Awards shall be subject to the determination of the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. This Plan shall be administered in such a manner as to permit the Options, which are designated to be Incentive Options, to qualify as Incentive Options. In carrying out its authority under this Plan, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities, to:

     (a) determine the Eligible Persons to whom and the time or times at which Options or Awards will be made;

     (b) determine the number of shares and the purchase price of Stock covered in each Option or Award, subject to the terms of the Plan;

     (c) determine the terms, provisions, and conditions of each Option and Award, which need not be identical;

     (d) accelerate the time at which any outstanding Option or SAR may be exercised, or Restricted Stock Award will vest;

     (e) define the effect, if any, on an Option or Award of the death, disability, retirement, or termination of employment of the Employee;

     (f) prescribe, amend and rescind rules and regulations relating to administration of the Plan; and

     (g) make all other determinations and take all other actions deemed necessary, appropriate, or advisable for the proper administration of this Plan.

     The actions of the Committee in exercising all of the rights, powers, and authorities set out in this Article and all other Articles of this Plan, when performed in good faith and in its sole judgment, shall be final, conclusive and binding on all parties.

                ARTICLE VIII - AMENDMENT OR TERMINATION OF PLAN
     The Board of Directors of the Company may amend, terminate or suspend this Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to qualify this Plan under Rule 16b-3 promulgated under
Section 16 of the Securities Exchange Act of 1934, as amended, no amendment that would (a) materially increase the number of shares of Stock that may be issued under this Plan, (b) materially modify the requirements as to eligibility for participation in this Plan, or (c) otherwise materially increase the benefits accruing to participants under this Plan, shall be made without the approval of the Company's stockholders; provided further, however, that to the extent required to maintain the status of any Incentive Option under the Code, no amendment that would (a) change the aggregate number of shares of Stock which may be issued under Incentive Options, (b) change the class of employees eligible to receive Incentive Options, or (c) decrease the Option price for Incentive Options below the Fair Market Value of the Stock at the time it is granted, shall be made without the approval of the Company's stockholders. Subject to the preceding sentence, the Board of Directors shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding Incentive Option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any Incentive Option granted under this Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment.

                           ARTICLE IX - MISCELLANEOUS

     9.1     NO  ESTABLISHMENT OF A TRUST FUND.   No property shall be set aside
             ---------------------------------
nor shall a trust fund of any kind be established to secure the rights of any Eligible Person under this Plan. All Eligible Persons shall at all times rely solely upon the general credit of the Company for the payment of any benefit which becomes payable under this Plan.

     9.2     NO  EMPLOYMENT  OBLIGATION.  The  granting  of  any Option or Award
             --------------------------
shall not constitute an employment contract, express or implied, nor impose upon the Company or any Affiliate any obligation to employ or continue to employ any Eligible Person. The right of the Company or any Affiliate to terminate the employment of any person shall not be diminished or affected by reason of the fact that an Option or Award has been granted to him.

     9.3     FORFEITURE.  Notwithstanding  any other provisions of this Plan, if
             ----------
the Committee finds by a majority vote after full consideration of the facts that an Eligible Person, before or after termination of his employment with the Company or an Affiliate for any reason (a) committed or engaged in fraud, embezzlement, theft, commission of a felony, or proven dishonesty in the course of his employment by the Company or an Affiliate, which conduct damaged the Company or Affiliate, or disclosed trade secrets of the Company or an Affiliate, or (b) participated, engaged in or had a material, financial, or other interest, whether as an employee, officer, director, consultant, contractor, stockholder, owner, or otherwise, in any commercial endeavor in the United States which is competitive with the business of the Company or an Affiliate without the written consent of the Company or Affiliate, the Eligible Person shall forfeit all outstanding Options and all outstanding Awards, and including all exercised Options and other situations pursuant to which the Company has not yet delivered a stock certificate. Clause (b) shall not be deemed to have been violated solely by reason of the Eligible Person's ownership of stock or securities of any publicly owned corporation, if that ownership does not result in effective control of the corporation.

     The decision of the Committee as to the cause of an Employee's discharge, the damage done to the Company or an Affiliate, and the extent of an Eligible Person's competitive activity shall be final. No decision of the Committee, however, shall affect the finality of the discharge of the Employee by the Company or an Affiliate in any manner.

     9.4     TAX WITHHOLDING.  The Company or any Affiliate shall be entitled to
             ----------------
deduct from other compensation payable to each Eligible Person any sums required by federal, state, or local tax law to be withheld with respect to the grant or exercise of an Option or SAR, or lapse of restrictions on Restricted Stock. In the alternative, the Company may require the Eligible Person (or other person exercising the Option, SAR or receiving the Stock) to pay the sum directly to the employer corporation. If the Eligible Person (or other person exercising the Option or SAR or receiving the Stock) is required to pay the sum directly, payment in cash or by check of such sums for taxes shall be delivered within 10 days after the date of exercise or lapse of restrictions. The Company shall have no obligation upon exercise of any Option or lapse of restrictions on Stock until payment has been received, unless withholding (or offset against a cash payment) as of or prior to the date of exercise or lapse of restrictions is sufficient to cover all sums due with respect to that exercise. The Company and its Affiliates shall not be obligated to advise an Eligible Person of the existence of the tax or the amount which the employer corporation will be required to withhold.

     9.5     WRITTEN  AGREEMENT.  Each  Option  and Award shall be embodied in a
             -------------------
written agreement which shall be subject to the terms and conditions of this Plan and shall be signed by the Eligible Person and by a member of the Committee on behalf of the Committee and the Company or an executive officer of the Company, other than the Eligible Person, on behalf of the Company. The agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms of this Plan.

     9.6     INDEMNIFICATION  OF THE COMMITTEE AND THE BOARD OF DIRECTORS.  With
             ------------------------------------------------------------
respect to administration of this Plan, the Company shall indemnify each present and future member of the Committee and the Board of Directors against, and each member of the Committee and the Board of Directors shall be entitled without further act on his part to indemnity from the Company for, all expenses (including attorney's fees, the amount of judgments, and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Committee and/or the Board of Directors, whether or not he continues to be a member of the Committee and/or the Board of Directors at the time of incurring the expenses, including, without limitation, matters as to which he shall be finally adjudged in any action, suit or proceeding to have been found to have been negligent in the performance of his duty as a member of the Committee or the Board of Directors. However, this indemnity shall not include any expenses incurred by any member of the Committee and/or the Board of Directors in respect of matters as to which he shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee and the Board of Directors. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and the Board of Directors and shall be in addition to all other rights to which a member of the Committee and the Board of Directors may be entitled as a matter of law, contract, or otherwise.

     9.7     GENDER.  If  the context requires, words of one gender when used in
             ------
this Plan shall include the others and words used in the singular or plural shall include the other.

     9.8     HEADINGS.  Headings  of  Articles  and  Sections  are  included for
             --------
convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.

     9.9     OTHER  COMPENSATION  PLANS.  The  adoption  of  this Plan shall not
             --------------------------
affect any other stock option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Affiliate.

     9.10     OTHER  OPTIONS  OR  AWARDS.  The grant of an Option or Award shall
              --------------------------
not confer upon the Eligible Person the right to receive any future or other Options or Awards under this Plan, whether or not Options or Awards may be granted to similarly situated Eligible Persons, or the right to receive future
Options  or  Awards  upon  the  same  terms or conditions as previously granted.

     9.11     GOVERNING  LAW.  The  provisions  of this Plan shall be construed,
              --------------
administered, and governed under the laws of the State of Delaware.